POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED DECEMBER 18, 2013 TO THE

PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares Dynamic MagniQuant Portfolio

PowerShares Dynamic Market Portfolio

PowerShares Dynamic OTC Portfolio

PowerShares FTSE RAFI US 1000 Portfolio

PowerShares FTSE RAFI US 1500 Small-Mid Portfolio

At a meeting held on December 17, 2013, the Board of Trustees of the PowerShares Exchange-Traded Fund Trust approved the termination and winding down of the PowerShares Dynamic MagniQuant Portfolio (Ticker: PIQ) (the “Fund”), with the liquidation payment to shareholders expected to take place on or about February 25, 2014.

After the close of business on February 10, 2014, the Fund no longer will accept creation orders. The last day of trading in the Fund on NYSE Arca, Inc. (“NYSE Arca”) will be February 18, 2014. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on NYSE Arca until market close on February 18, 2014, and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on NYSE Arca after market close on February 18, 2014, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before the market close on February 18, 2014 will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about February 25, 2014.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares.

Shareholders should call the Fund’s distributor, Invesco Distributors, Inc., at 1-800-983-0903 for additional information.

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Important Notice Regarding Change in the Name, Ticker Symbol, Investment Objective, Underlying Index

and Investment Policies and Strategies for the PowerShares Dynamic OTC Portfolio (the “Fund”)

At a meeting on December 17, 2013, the Board of Trustees of PowerShares Exchange-Traded Fund Trust approved changes to the name, investment objective, investment policies and investment strategies of the Fund, effective February 19, 2014. The following changes will take effect on February 19, 2014 and, therefore, on that date, the prospectus is revised accordingly.

The Fund’s name will change to the PowerShares DWA NASDAQ Momentum Portfolio, and the Fund’s ticker symbol will change from “PWO” to “DWAQ.”

The Dorsey Wright NASDAQ Technical Leaders Index (the “New Underlying Index”) will replace the Dynamic OTC IntellidexSM Index as the underlying index for the Fund, and Dorsey Wright & Associates, LLC (“DWA”) will replace NYSE Arca, Inc. as the index provider for the Fund. At that time, the Fund will amend its current investment objective of seeking investment results that generally correspond (before fees and expenses) to the price and yield of the Dynamic OTC IntellidexSM Index. Instead, the Fund will seek investment results that generally correspond (before fees and expenses) to the price and yield of the Dorsey Wright NASDAQ Technical Leaders Index.

The Fund will invest at least 90% of its total assets in securities that comprise the New Underlying Index. The New Underlying Index is designed to identify equity securities that have powerful relative strength characteristics, and is composed of 100 equity securities that demonstrate such relative strength characteristics from a universe of approximately 1,000 equity securities that have the largest market capitalizations and that are traded on The NASDAQ Stock Market, LLC. Strictly in accordance with its guidelines and mandated procedures, DWA will rank the universe of securities using a proprietary relative strength methodology to determine each security’s “momentum” score. Each security’s score will be based on intermediate and long-term price movements relative to a representative market benchmark and the other eligible securities within the universe. DWA then will select the 100 highest-scoring securities for inclusion in the New Underlying Index. Each security’s weight within the New Underlying Index will be determined by the security’s score, with higher scoring securities receiving larger weights in the New Underlying Index. The Fund generally will invest in all of the securities comprising the New Underlying Index in proportion to their weightings in the New Underlying Index. The New Underlying Index will be reconstituted and rebalanced at the end of each calendar quarter.

Because the Fund will invest in “momentum” securities that are included in the New Underlying Index, and no longer will invest specifically in over-the-counter (“OTC”) securities, the Fund’s non-fundamental investment policy of normally investing at least 80% of its total assets in OTC market securities will no longer apply, and it will be eliminated as a non-fundamental policy of the Fund, effective February 19, 2014.

Please Retain This Supplement For Future Reference.

P-PS-PRO-2 SUP-1 121813